EX.99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Cullen Funds Trust does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Cullen Funds Trust for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Cullen Funds Trust for the stated period.

/s/ James P. Cullen                     /s/ Brenda S. Pons
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James P. Cullen                         Brenda S. Pons
President, Cullen Funds Trust           Treasurer, Cullen Funds Trust

Dated:  March 4, 2004                   Dated:  March 4, 2004
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Cullen Funds Trust for purposes of the Securities Exchange Act of 1934.